Exhibit 10.1

GLOBAL AMENDMENT

This Global Amendment (this “Amendment”) is entered into effective as of September 21, 2022, by and between [________] (“Investor”), and HUMBL, Inc., a Delaware corporation (“Company”). Capitalized terms used herein but not otherwise defined in this Agreement shall have the meanings set forth in the Purchase Agreement (as defined below).

A. Company and Investor previously entered into that certain Securities Purchase Agreement dated August 11, 2022 (the “Purchase Agreement”).

B. Company agreed pursuant to the Purchase Agreement to Issue to Investor two Warrants to Purchase Shares of Common Stock (the “Warrant #1”, and “Warrant #2”, and together with the Purchase Agreement, the “Agreements”) and shares of Company’s common stock.

C. Company and Investor have agreed, subject to the terms, amendments, conditions and understandings expressed in this Amendment, to make certain amendments to the Agreements.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Amendment are true and accurate and are hereby incorporated into and made a part of this Amendment.

2. Purchase Price. The Purchase Price is hereby reduced to $[_______].

3. Closing Date. The Closing Date is hereby changed to September 29, 2022.

4. Number of Shares. The number of Shares purchased under the Purchase Agreement is hereby reduced to [________].

5. Warrant #1. The Warrant #1 Exercise Price (as defined in Warrant #1) is hereby reduced to $0.03 per share. The number of Warrant Shares exercisable under Warrant #1 is hereby reduced [_______].

6. Warrant #2. The Warrant #2 Exercise Price (as defined in Warrant #2) is hereby reduced to $0.04 per share. The number of Warrant Shares exercisable under Warrant #2 is hereby increased to [________].

7. Other Terms Unchanged. The Agreements, as amended by this Amendment, remain and continue in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and are in all respects agreed to, ratified, and confirmed. Any reference to the Agreements after the date of this Amendment is deemed to be a reference to the Agreements as amended by this Amendment. If there is a conflict between the terms of this Amendment and the Agreements, the terms of this Amendment shall control.

8. Representations and Warranties of Company. Company has full power, authority, and capacity, and has obtained all licenses, authorizations, approvals, consents, or permits required by applicable laws or otherwise, to enter into this Amendment and to perform all of Company’s obligations under this Amendment.

9. No Reliance. Investor acknowledges and agrees that neither Company nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to Investor or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Amendment and the Agreement and, in making its decision to enter into the transactions contemplated by this Amendment, Investor is not relying on any representation, warranty, covenant or promise of Company or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Amendment.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

11. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

INVESTOR:

[___________]

By:
[_________]

COMPANY:

HUMBL, Inc.

By:
Jeffrey Hinshaw, COO

[Signature Page to Global Amendment]